Exhibit 99.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

            In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2003, I, Gordon R. Smith, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1)            such Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)            the information contained in such Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ GORDON R. SMITH____
GORDON R. SMITH

President and Chief Executive Officer

May 12, 2003

A signed original of this written statement required by Section 906 has been provided to Pacific Gas and Electric Company and will be retained by Pacific Gas and Electric Company and furnished to the Securities and Exchange Commission or its staff upon request

_____________________________________________________________________________________________

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

            In connection with the accompanying Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2003, I, Kent M. Harvey, Senior Vice President, Chief Financial Officer and Treasurer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1)            such Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)            the information contained in such Quarterly Report on Form 10-Q of Pacific Gas and Electric Company for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ KENT M. HARVEY___
KENT M. HARVEY

Senior Vice President, Chief Financial Officer
and Treasurer

May 12, 2003

A signed original of this written statement required by Section 906 has been provided to Pacific Gas and Electric Company and will be retained by Pacific Gas and Electric Company and furnished to the Securities and Exchange Commission or its staff upon request.